Exhibit 99.1

United States Department of Justice

Office of the United States Trustee

Central District of California

In Re:	CHAPTER 11 (BUSINESS)

Gardenburger, Inc.	Case Number:	SA-05-19539-JB
	Operating Report Number:	3
Debtor(s).	For Month Ending:	December 31, 2005

I. CASH RECEIPTS AND DISBURSEMENTS

A. GENERAL ACCOUNT*

				CASH BASIS

	Beginning Balance:			(2,147.76)

1.	TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNTS REPORTS			3,964,609.72

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS:			(3,674,630.81)

3.	BEGINNING BALANCE:			287,831.15

4.	RECEIPTS DURING CURRENT PERIOD

	Accounts receivable - Post filing

	Accounts receivable - Pre filing

	General Sales

	Other (Specify)

	Other (Specify)	Loan Deposits	1,529,968.79

	TOTAL RECEIPTS THIS PERIOD:			1,529,968.79

5.	BALANCE:			1,817,799.94

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD

	Transfers to Other DIP accounts (PAYROLL)		231,074.98
	Transfers to Other DIP accounts (Zions)		70,000.00
	Bank Fees		2,336.27
	Checks Cleared		803,372.67
	Bank Card Payment		4,549.22
	Other Disbursements (Wire transfers)		688,403.53

7.	TOTAL DISBURSEMENTS THIS PERIOD:			1,799,736.67

8.	ENDING BALANCE:			18,063.27
	Unreconciled Difference			(2.97)

General Account Numbers(s)	1459223132

Depository Name & Location	Bank of America
	1655 Grant Street, Building A, 10th Floor
	Concord, CA 94520-2445

*                 All receipts must be deposited into the general account.

**          Include receipts from the sale of any real or personal property out of the course of ordinary business: attach and exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.

***   This amount should be the same as the total from attachments

United States Department of Justice

Office of the United States Trustee

Central District of California

In Re:	CHAPTER 11 (BUSINESS)

Gardenburger, Inc.	Case Number:	SA-05-19539-JB
	Operating Report Number:	3
Debtor(s).	For Month Ending:	December 31, 2005

I. CASH RECEIPTS AND DISBURSEMENTS

B. Lock Box*

	Beginning Balance		73,882.62

1.	TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNTS REPORTS		5,771,984.81

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS:		(5,723,668.11)

3.	BEGINNING BALANCE:		122,199.32

4.	RECEIPTS DURING CURRENT PERIOD

	Accounts receivable	582,961.84

	General Sales

	Other (Specify)

	Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:		582,961.84

5.	BALANCE:		705,161.16

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD

	Wells Fargo Lock Box	705,161.16
	Disbursements - Bank service Charges

7.	TOTAL DISBURSEMENTS THIS PERIOD:		705,161.16

8.	ENDING BALANCE:		—

General Account Numbers(s)	8666503328

Depository Name & Location	Bank of America
	231 S Lasalle St
	Chicago, IL 60697

*                 All receipts must be deposited into the general account.

**          Include receipts from the sale of any real or personal property out of the course of ordinary business: attach and exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.

***   This amount should be the same as the total from attachments

United States Department of Justice

Office of the United States Trustee

Central District of California

In Re:	CHAPTER 11 (BUSINESS)

Gardenburger, Inc.	Case Number:	SA-05-19539-JB
	Operating Report Number:	3
Debtor(s).	For Month Ending:	December 31, 2005

I. CASH RECEIPTS AND DISBURSEMENTS

C. Lock Box

	Beginning Balance			—

1.	TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNTS REPORTS			870,935.50

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS:			(628,384.88)

3.	BEGINNING BALANCE:			242,550.62

4.	RECEIPTS DURING CURRENT PERIOD

	Accounts receivable		2,211,038.02

	General Sales

	Other (Specify)	B of A Lock box	705,161.16

	Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			2,916,199.18

5.	BALANCE:			3,158,749.80

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD

	Swept to line of Credit		3,052,122.26

7.	TOTAL DISBURSEMENTS THIS PERIOD:			3,052,122.26

8.	ENDING BALANCE:			106,627.54

General Account Numbers(s)	412-1206403

Depository Name & Location	Wells Fargo
	245 S Los Robles Ave, Set 700
	Pasadena, CA 91101-3630

*                 All receipts must be deposited into the general account.

**          Include receipts from the sale of any real or personal property out of the course of ordinary business: attach and exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.

***   This amount should be the same as the total from attachments

United States Department of Justice

Office of the United States Trustee

Central District of California

In Re:	CHAPTER 11 (BUSINESS)

Gardenburger, Inc.	Case Number:	SA-05-19539-JB
	Operating Report Number:	3
Debtor(s).	For Month Ending:	December 31, 2005

I. CASH RECEIPTS AND DISBURSEMENTS
D. (PAYROLL ACCOUNT)

			ACCRUAL

1.	TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNTS REPORTS		337,868.20

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS:		(337,083.49)

3.	BEGINNING BALANCE:		784.71

4.	RECEIPTS DURING CURRENT PERIOD
	Bank Transfers	41,729.87

5.	BALANCE:		42,514.58

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD

Outstanding Prior Period
Payroll Transfers & Cleared checks (See ADP Register)			36,040.94
O/S payroll checks - (See bank reconciliation)			859.55
ADP Fees			2,179.76

7.	TOTAL DISBURSEMENTS THIS PERIOD:		39,080.25

8.	ENDING BALANCE:		3,434.33

General Account Numbers(s)	1459322675	UNRECONCILED DIFFERENCE:	161.82

Depository Name & Location	Bank of America
	1655 Grant Street, Building A, 10th Floor
	Concord, CA 94520-2445

United States Department of Justice

Office of the United States Trustee

Central District of California

In Re:	CHAPTER 11 (BUSINESS)

Gardenburger, Inc.	Case Number:	SA-05-19539-JB
	Operating Report Number:	3
Debtor(s).	For Month Ending:	December 31, 2005

I. CASH RECEIPTS AND DISBURSEMENTS

E. GENERAL ACCOUNT*

				CASH BASIS

	Beginning Balance:			—

1.	TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNTS REPORTS

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS:

3.	BEGINNING BALANCE:

4.	RECEIPTS DURING CURRENT PERIOD

	Accounts receivable - Post filing

	Accounts receivable - Pre filing

	General Sales

	Other (Specify)

	Other (Specify)	Loan Deposits	1,816,000.00

	TOTAL RECEIPTS THIS PERIOD:			1,816,000.00

5.	BALANCE:			1,816,000.00

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD

	Transfers to Other DIP accounts (PAYROLL)		64,037.90
	Transfers to Other DIP accounts (Zions)		40,000.00
	Bank Fees		—
	Checks Cleared		426,272.09
	Bank Card Payment		—
	Other Disbursements (Wire transfers)		1,121,759.98

7.	TOTAL DISBURSEMENTS THIS PERIOD:			1,652,069.97

8.	ENDING BALANCE:			163,930.03

			Unreconciled Difference	—
				163,930.03
General Account Numbers(s)	4121 206411

Depository Name & Location	Wells Fargo
	P.O. Box 63020
	San Francisco, CA 94163

*                 All receipts must be deposited into the general account.

**          Include receipts from the sale of any real or personal property out of the course of ordinary business: attach and exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.

***   This amount should be the same as the total from attachments

United States Department of Justice

Office of the United States Trustee

Central District of California

In Re:	CHAPTER 11 (BUSINESS)

Gardenburger, Inc.	Case Number:	SA-05-19539-JB
	Operating Report Number:	3
Debtor(s).	For Month Ending:	December 31, 2005

I. CASH RECEIPTS AND DISBURSEMENTS

F. (PAYROLL ACCOUNT)

			ACCRUAL

1.	TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNTS REPORTS		—
			—
2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS:		—

3.	BEGINNING BALANCE:		—

4.	RECEIPTS DURING CURRENT PERIOD

	Bank Transfers	64,037.90

5.	BALANCE:		64,037.90

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD

Outstanding Prior Period
Checks Issued			66052.76
Paid no Issue			2,816.57
Reversed			1,099.07
O/S payroll checks - (See bank reconciliation)			(6,826.88)
ADP Fees			896.38

7.	TOTAL DISBURSEMENTS THIS PERIOD:		64,037.90

8.	ENDING BALANCE:		—

General Account Numbers(s)	4121 206940

Depository Name & Location	Wells Fargo Bank
	P.O. Box 63020
	San Francisco, CA 94163

I.  D SUMMARY SCHEDULE OF CASH

A.1		GENERAL ACCOUNT:	BofA	18,060.30
B.		LOCK BOX:	BofA.	—
C.		LOCK BOX:	Wells	106,627.54
D.		PAYROLL :		3,272.51
E		GENERAL ACCOUNT:	Wells	163,930.03
F		PAYROLL :	Wells	—

Other Accounts:	Zions Bank			2,902.98

See Zions Bank Account Activity

Other Monies				—

Total Cash Available				294,793.36

Petty Cash Transactions:				—

II. Status of Payments to Secured Creditors, Lessors and other parties to Executory Contracts

Creditor, Lessor, Etc.	Frequency of Payments (Mo/Qtr)	Amount of Payments	Post Petition Payments not made (Number)	Total Due

Irvine Company	Monthly	7,833.69	0	0
Freeport Center	Monthly	46,016.33	0	0
Well Fargo	Daily	3,052,122.26	0	0
Crown Credit	Monthly	177.00	0	0

			Total Due:	$—

III. Tax Liabilities

For the reporting Period:	December 31, 2005

		Gross Sales Subject to Sales Tax:		—
		Total Wages Paid		521,408.05

		Total Post-Petition Amounts Owing	Amount Delinquent	Date Delinquent Amount due
	Federal Withholding	—
	State Withholding	—
	FICA	—
	FICA	—
	Federal Unemployment	—
	Sales and Use	2,711.09	0
	Real Property	10,091.92
	Other	—

		$12,803.01	$—

IV. Aging of Accounts payable and Receivable

	Accounts Payable	Accounts Receivable
	Post Petition	Pre-Petition	Post Petition
30 Days or less	958,612.03		2,568,919.03
31 - 60 Days	170,589.96		348,759.82
61 - 90 Days	13,457.55	32,424.60	77,608.77
91 - 120 Days		44,434.75
Over 120 Days		7,825.32
Total	1,142,659.54	84,684.67	2,995,287.62

V. Insurance Coverage

	Name of Carrier	Amount of Coverage	Policy Expiration Date	Premium Paid Through Date
General Liability	WAUSAU	2,000,000.00	January 1, 2007	December 31, 2006
Worker’s Comp	Worker’s Comp Fund	500,000/1,000,000	January 1, 2007	January 31, 2006
Worker’s Comp	Advantage Workers Comp Ins Co	500,000/1,000,000	January 1, 2007	January 31, 2006
Worker’s Comp	Alea North America Ins Co.	500,000/1,000,000	January 1, 2007	January 31, 2006
Casualty	Liberty Mutual	83,470,000.00	January 1, 2007	December 31, 2006
Vehicle	WAUSAU	1,000,000.00	January 1, 2007	January 1, 2006
Umbrella	WAUSAU	10,000,000.00	January 1, 2007	December 31, 2006
D&O	Twin City Fire	10,000,000.00	April 12, 2006	April 12, 2007
Product	Lloyds of London	1,000,000.00	January 1, 2007	December 31, 2006
Crime	Federal Ins Co	3,750,000.00	January 1, 2007	December 31, 2006
Excess Liability	Federal Ins Co	10,000,000.00	January 1, 2007	December 31, 2006
Fiduciary Liability	Federal Ins Co	2,000,000.00	January 1, 2007	December 31, 2006
Foreign Liability	Great Northern	1,000,000.00	January 1, 2007	December 31, 2006

VI:  United States Trustee Quarterly Fees

(Total Payments)

Quarterly Period Ending (Date)	Total Disbursements	Quarterly Fees	Date Paid	Amount Paid	Quarterly Fees Still Owing

Total	0	0	0	0	0

VII. Schedule of Compensation Paid to Insiders

Name of Insider	Date of Order Authorizing Compansation	Authorized Gross Compansation	Gross Compensation Paid During the Month
Scott Wallace		Bi Weekly Payroll	22,000.00
James Linford		Bi Weekly Payroll	16,230.79

			38,230.79

VIII.  Schedule of Other amounts paid to insiders

Name of Insider	Date of Order Authorizing Compansation	Description	Amount Paid During the Month
James Linford		Travel Reimbursement	1,748.58
Robert Trebing		Travel Reimbursement	702.40
Scott Wallace		Travel Reimbursement	300.00
Robert Trebing		Monthly Consulting fees	17,000.00

			19,750.98

* Please indicate how compensation was identified in the order (e.g. $1,000/Week, $2,500/Month)

IX. Profit & Loss Statement

(Accrual Basis Only)

		Current	Cumulative
Sales/Revenue
	Gross Revenue	3,613,234.57	10,850,109.12
	Less Returns/Discounts	(8,206.96)	(52,332.50)
		3,605,027.61	10,797,776.62

Cost of Goods Sold
	Beginning Inventory	(6,505,042.91)	(6,361,456.79)
	Purchases	(1,974,763.96)	(3,991,673.77)
	Ending Inventory	(6,470,070.03)	(6,505,042.91)
	Cost of Goods Sold	(2,009,736.84)	(5,887,381.77)
Gross Profit		1,595,290.77	4,910,394.85

	Other Operating Income	0.00	0.00

Operating Expenses
	Payroll - Insiders	(38,230.79)	(76,461.58)
	Payroll - Other Employees	(323,072.25)	(899,331.59)
	Payroll Taxes	(16,299.74)	(86,823.58)
	Other Taxes	(9,432.74)	(22,073.07)
	Depreciation & Amortization	(195,238.36)	(590,227.05)
	Rent	(53,850.02)	(162,248.51)
	Lease Expense	(5,021.76)	(14,788.94)
	Insurance	(38,641.60)	(120,861.65)
	Real Property Taxes	(19,113.53)	(57,340.59)
	Telephone & Utilities	(116,143.87)	(336,960.15)
	Repairs & Maintenance	(103,533.59)	(260,247.43)
	Travel	(9,645.86)	(42,136.97)

Miscellaneous Operating Expenses
	Freight into Cold Storage	(5,350.38)	(15,973.34)
	Freight-In DC to DC	(47,069.35)	(178,951.26)
	Freight Out-Pick Charge	(13,700.41)	(35,884.62)
	Product Storage	(79,672.49)	(218,806.26)
	Product Storage-Club	(10,223.76)	(23,712.17)
	Laundry Expense	(7,937.13)	(24,783.91)
	Production Supplies	(22,877.97)	(51,203.56)
	Pallet Expense	(5,612.45)	(10,841.38)
	Lecithin Expense	(2,827.21)	(10,367.95)
	Former Plates	(3,050.00)	(3,050.00)
	Dalsorb		(1,198.75)
	Supplies Nitrogen		4,537.00
	Actual Overhead Costs	737,344.73	2,164,891.16
	Overhead Alloc-Frght & Strge	103,596.67	278,403.05
	Worker’s Compensation Exp		(4,722.08)
	Medical Benefits	(22,930.73)	(67,482.21)
	Employer 401K Benefits	786.76	(550.97)
	Employee Outplacement		(4,000.00)
	Employee Benefits-Auto	(4,200.00)	(12,600.00)
	Employee Benefits-Events		(3,388.00)
	Employee Benefits-Recognition		(103.95)
	Employee Benefits-Other	(2,750.82)	(9,038.04)

Employee Benefits-KARMA	(607.30)	(1,959.84)
Training & Education	(584.97)	(2,335.30)
H/R Other		75.00
Recruiting Fees	(920.00)	(1,415.00)
Postage	(738.80)	(2,656.37)
Air Freight & Delivery-Admin	(2,582.40)	(7,498.12)
Office Supplies	(7,185.72)	(14,745.04)
Board Expenses	(9,664.00)	(29,000.00)
Investor Report-O/S Consulting		(85.00)
Securities Fees	(1,671.45)	(4,539.22)
Bank Charges	(3,501.37)	(13,555.11)
Outside Services	(59,232.99)	(186,361.77)
Computer Expenses	(280.11)	(1,240.66)
Expensed Equipment		(711.14)
Vehicles Expense	(134.44)	(423.04)
Dues & Subscriptions	(932.55)	(3,194.80)
Contributions-Product	(7,356.80)	(14,426.31)
Software Licenses & Maint	(2,740.50)	(8,221.50)
Customer A/R Discount	(59,372.92)	(200,474.24)
A/P Discounts Earned	3,247.84	5,073.59
A/R Payment Differences	(2,648.70)	(34,043.30)
Spoilage Expense **NEW**	(18,647.32)	(122,194.91)
Other Operating Expenses		(69.24)
Media Expense-Print	—	(3,000.00)
Materials Production	(26,786.80)	(84,126.80)
PR-Nat’l Publicity		(15,128.63)
PR-New Products	(6,023.87)	(6,422.22)
Promo’s-Other Trial Programs	(2,467.19)	(28,358.33)
Coupon Exp-FSI Insertion		315.69
Coupon Exp-Printing	(3,000.00)	(13,311.01)
Coupon Exp-Redemption	(4,512.93)	(12,856.76)
Website Exp-Promo’s	(5,000.00)	(9,076.56)
Merchandising-Materials	(12,000.00)	(20,575.55)
Market Research	(7,636.43)	(18,997.29)
Research-Cons. Insight	—	(3,500.00)
Existing Pkg Updates	(3,664.00)	(23,531.91)
New Prod-Intro 4	(10,250.00)	(65,250.00)
New Prod-Misc Packaging	—	(2,953.00)
New Prod Testing-Materials	(3,149.34)	(10,547.02)
Product Testing	(830.26)	(2,987.19)
Freight Out-POS	(48.22)	(236.16)
Other Marketing Exp	—	(25.00)
Demo Exp-2005		(1,551.04)
Demo Exp-2006	(83,965.81)	(168,636.61)
Slotting Fees-2005		(2,599.60)
Slotting Fees-2006	(9,000.00)	(54,863.57)
Contract Expense	(50,491.67)	(184,808.35)
Audit Deductions 2006	(4,719.84)	(9,507.93)
TS - Accrual (Prior FY)	74,968.53	502,022.96
TS - Accrual (Current FY)	(133,092.05)	(588,399.03)
Misc Trade Spending	(300.00)	(4,122.55)
TS-Admin Fees - 2005 2006	(1,676.73)	(3,830.20)
Brokers/Merch Commissions	(112,105.08)	(340,277.03)
Distr Headquarters Prog	(58,705.69)	(194,455.58)
Broker/Merch Incentives		(1,038.00)

Freight Out-Pick Charge Alloc.	(13,700.42)	(35,884.62)
Freight	(87,366.81)	(256,712.94)
Cust Freight Allowance	(2,672.71)	(12,279.54)
Storage - Allocated	(89,896.25)	(242,518.44)
Product Samples Cost	(11,772.17)	(49,941.87)
Trade Show Expense-2005	(1,250.00)	(5,474.53)
Trade Show Expense-2006	(15,292.03)	(35,947.32)
Trade Promo/Off Inv-2005	(16,503.13)	(56,595.83)
Trade Promo/Off Inv-2006	(152,964.81)	(449,251.85)
Allowance 3rd Party-2005	(8,897.19)	(138,285.15)
Allowance 3rd Party-2006	(103,215.67)	(149,130.52)
Trade Promo/Allow-2005	(15,228.11)	(260,928.86)
Trade Promo/Allow-2006	(44,749.26)	(98,239.21)
Trade Spending-2005	(75,280.30)	(100,463.21)
Trade Spending-2006	(44,527.75)	(75,178.37)
Trade Promos/Ads-2005	(2,100.00)	(30,074.37)
Trade Promos/Ads-2006	(5,600.00)	(29,100.00)
Trade Promos/Mktg Prog-2005	(250.00)	(42,494.21)
Trade Promos/Mktg Prog-2006	(23,695.00)	(79,782.50)

Miscelaneous Operating Expenses	(741,448.03)	(2,393,746.17)
Net Gain/(Loss) From Operations	(74,381.37)	(152,852.43)

Non Operating Income:		2,947.71
	—	2,947.71
Non Operating Expenses:

Interest Exp-Financing Fees	(119,816.43)	(415,446.62)
Interest Expense	(99,953.57)	(324,775.22)
Dividends Payable		(157,289.92)
Legal Fees-Corporate	(102,049.80)	(445,648.38)
Legal Fees-Trademark Defense	(1,987.04)	(7,907.64)
Accounting Fees	(43,520.00)	(108,572.50)
Non-Operating Expenses	(367,326.84)	(1,459,640.28)

Net Income/(Loss)	(441,708.21)	(1,609,545.00)

X. Balance Sheet

(Accrual Basis Only)

December 31, 2006

Assets
	Unrestricted Cash	3,476.07
	Restricted Cash	106,627.54
	Accounts Receivable	2,099,851.60
	Inventory	6,470,069.70
	PrepaidExpenses	1,874,599.51
	Total Current Assets	10,554,624.42

	Property, Plant & Equipment	23,486,394.59
	Accumulated Depreciation	(15,652,732.26)
	Net Property Plant & Equipment	7,833,662.33

	Other Assets (Net of Amoritzation)	1,033,668.99
	Due From Insiders	0.00
Total Assets		19,421,955.74

Liabilities
Post-Petition Liabilities
	Accounts Payable	(1,142,659.54)
	Taxes Payable	(52,223.72)
	Notes Payable	0.00
	Professional Fees	(85,578.44)
	Secured Debt	(7,439,604.17)
	Other Liabilities	0.00
	A/P Accrued-Inventory	(135,609.38)
	Accr Salaries & Wages	(241,520.29)
	Accrued Vacation	(212,853.05)
	Accr Payroll Taxes less Workers comp	0.00
	A/P Accrued-Non Inventory	(38,656.73)
	A/P Accrued-Manual Entries	(366,931.25)
	Accrued Coupon Liability	(424.74)
	Accr Broker’s Commissions	(28,974.60)
	Accr Interest	(83,228.04)
	Accr Share Based Compensation	(36,000.00)
	Accr Worker’s Comp	(71.99)
	Other Employee Withholdings	2,902.07
	Accrued Flex Spending	(1,600.38)
	Accrued 401k	(4,772.86)
	Accrued Sales Bonuses	(49,672.00)
	Other Short Term Liabilities	(12,035.88)
	Contract Liabilities	(310,209.56)
	Total Other Post-Petition Liabilities	(1,519,658.68)
	Total Post-Petition Liabilities	(10,239,724.55)

Pre-Petition Liabilities

	Secured Debt	0.00
	Priority Liabilities	0.00
	Accounts Payable Trade	(3,233,680.58)
	Accr Exec Retention Bonus	(899,454.00)
	Sub N/P Current Portion	(28,128,854.09)
	Other (Itemize)	0.00
	Unsecured Liabilities	(32,261,988.67)
	Other (Itemize)	0.00
	Total Pre-Petition Liabilities	(32,261,988.67)
Total Liabilities		(42,501,713.22)

	Capital Common Stock	(11,188,961.28)
	Con Preferred Stock	(53,061,454.77)
	Capital Paid-In Surplus	(19,947,233.21)
	Effect of Foreign Curr Transln	(2,580.15)
	Retained Earnings	105,670,441.89
	Prepetition Owners Equity	21,470,212.48
	Post-Petition Profit/(Loss)	1,609,545.00
	Direct Charges to Equity	0.00
Total Liabilities & Equity		(19,421,955.74)

XI. Questionnaire

1.  Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as have been authorized by the court?  If “Yes”, explain below.

No   ☒   Yes  ☐

2.  Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization?

If “YES”, explain below.

No   ☒   Yes  ☐

3.  State what progress was made during the reporting period toward filing a plan of reorganization.

We filed the Plan on December 09, 2005.

4.  Describe potential future developments which may have a significant impact on the case:

None.

5.  Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period.

6.  Did you receive any exempt income this month, which is not set forth in the operation report?  If “Yes”, please set forth the amounts and sources of the income below.

No.

I,	/s/ Richard D. Werblin
	Richard D. Werblin	Director of Finance

declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.